UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 29, 2021

CADIZ INC.

(Exact Name of Registrant as Specified in Charter)

delaware	0-12114	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 S. Hope Street, Suite 2850

Los Angeles, CA 90071

(Address of Principal Executive Offices) (Zip Code)

(231) 271-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CDZI	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2021, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with B. Riley Securities, Inc. as representative of the several underwriters named therein (the “Underwriters”), to issue and sell an aggregate of 2,000,0000 depositary shares (the “Depositary Shares”), as well as up to 300,000 Depositary Shares that may be sold pursuant to the exercise of an option to purchase additional Depositary Shares, each representing 1/1000th of a share of Series A Preferred Stock. The liquidation preference of each share of Series A Preferred Stock is $25,000.00 ($25.00 per Depositary Share).

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The Depositary Shares will be offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-257159) (the “Registration Statement”) initially filed with the Commission on June 17, 2021 and declared effective by the Commission on June 25, 2021.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of Greenberg Traurig, LLP relating to the validity of the Depositary Shares that may be sold in the offering (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 3.03. Material Modifications to Rights of Security Holders.

On July 1, 2021, Cadiz Inc. (the “Company”) filed the Certificate of Designation (“Certificate of Designation”) for the 8.875% Series A Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”) with the Secretary of State of the State of Delaware, which became effective upon acceptance for record. The Certificate of Designation classified a total of 7,500 shares of the Company’s authorized shares of preferred stock, $0.01 par value per share, as Series A Preferred Stock.

As set forth in the Certificate of Designation, the Series A Preferred Stock will rank, as to dividend rights and rights upon the Company’s liquidation, dissolution or winding up: (i) senior to all classes or series of common stock of the Company (the “Common Stock”) and to each other class or series of capital stock of the Company issued by the Company other than any class or series of capital stock of the Company issued with terms specifically providing that such securities rank senior to or on a parity with the Series A Preferred Stock; provided, however, that the Series A Preferred Stock shall rank junior to the Series 1 Preferred Stock, par value $0.01 per share, of the Company (the “Series 1 Preferred Stock”) with respect to the distribution of assets upon the Company’s voluntary or involuntary liquidation, dissolution or winding up; (ii) on a parity with each class or series of capital stock of the Company issued by the Company with terms specifically providing that such securities rank on a parity with the Series A Preferred Stock with respect to the declaration and payment of dividends and the distribution of assets upon the Company’s voluntary or involuntary liquidation, dissolution or winding up; (iii) junior to each class or series of capital stock of the Company issued by the Company with terms specifically providing that such securities rank senior to the Series A Preferred Stock with respect to the declaration and payment of dividends and the distribution of assets upon the Company’s voluntary or involuntary liquidation, dissolution or winding up, none of which exists on the original effective date of this Certificate of Designation except the Series 1 Preferred Stock, which ranks junior to the Series A Preferred Stock with respect to the payment of dividends and senior to the Series A Preferred Stock with respect to the distribution of assets upon the Company’s voluntary or involuntary liquidation, dissolution or winding up; and (iv) effectively junior to all the Company’s existing and future indebtedness (including indebtedness convertible into Common Stock or Preferred Stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Company’s existing or future subsidiaries.

Holders of Series A Preferred Stock, when and as authorized by the Company’s Board of Directors, are entitled to cumulative cash dividends at the rate of 8.875% of the $25,000.00 ($25.00 per Depositary Share) liquidation preference per year (equivalent to $2,218.75 per share per year or $2.21875 per Depositary Share per year). Dividends will be payable quarterly in arrears, on or about the 15th of January, April, July and October, beginning on or about October 15, 2021.

On and after July 2, 2026, the shares of Series A Preferred Stock will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to $25,000.00 per share ($25.00 per Depositary Share), plus any accrued and unpaid dividends. Furthermore, upon a change of control or delisting event (each as defined in the Certificate of Designation), the Company will have a special option to redeem the Series A Preferred Stock at $25,000.00 per share ($25.00 per Depositary Share), plus any accrued and unpaid dividends.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Certificate of Designation, which is filed herewith as Exhibit 3.1 and incorporated by reference into this Item 3.03. The terms of the Depositary Shares will be set forth in a Deposit Agreement dated effective as of July 2, 2021, by and among the Company, Continental Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder (the “Deposit Agreement”). The Deposit Agreement is filed as Exhibit 4.1 hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Certificate of Designation set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 29, 2021, by and among the Company and B. Riley Securities, Inc., as representative of the several underwriters named therein.

3.1	Certificate of Designation of 8.875% Series A Cumulative Perpetual Preferred Stock of Cadiz Inc.

4.1	Deposit Agreement, dated effective as of July 2, 2021, by and among the Company, Continental Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder.

5.1	Opinion of Greenberg Traurig, LLP

23.1	Consent of Greenberg Traurig, LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

Date: July 2, 2021	By:	/s/ Stanley Speer
Stanley Speer
Chief Financial Officer

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